UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 27, 2005

Structured Asset Securities Corporation (as Depositor under the Trust Agreement dated as of February 1, 2005, providing for the issuance of Structured Asset Securities Corporation Trust Mortgage Pass-Through Certificates, Series 2005-WMC1)
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-120575 (Commission File Number)	74-2440850 (IRS Employer Identification No.)
745 Seventh Avenue, 7th Floor, New York, NY (Address of principal executive offices)	10019 (Zip Code)

Registrant's telephone number, including area code 212-526-7000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01. Other Events.

This current report on Form 8-K relates to the monthly distribution reported to the holders of Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2005-WMC1, which was made on December 27, 2005.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

(Exhibit No. Description)
99.1 Monthly distribution report pursuant to sectrion 4.03 of the Trust Agreement for the distribution on December 27, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE UNDER THE TRUST AGREEMENT ON BEHALF OF STRUCTURED ASSET SECURITIES CORPORATION, REGISTRANT

By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President

Date: January 3, 2006
Structured Asset Securities Corporation
Mortgage Pass-Through Certificates
Series 2005-WMC1
ABN AMRO Acct: 722446.3
Reporting Package Table of Contents
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
23-Dec-05
Administrator:
Peter Sablich 312.904.8162
peter.sablich@abnamro.com
Analyst:
Dinsmore Sohn 714.259.6258
dinsmore.sohn@abnamro.com
Statement Date:
135 S. LaSalle Street, Suite 1625
Chicago, IL 60603
USA
Statements to Certificateholders
Cash Reconciliation Summary
Bond Interest Reconciliation
Bond Principal Reconciliation
Shortfall Summary Report
Swap Summary Report
Asset-Backed Facts ~ 15 Month Loan Status Summary Part I
Asset-Backed Facts ~ 15 Month Loan Status Summary Part II
Asset-Backed Facts ~ 15 Month Loan Payoff/Loss Summary
Realized Loss Detail

Substitution Detail History

Page(s)
Information is available for this issue from the following sources
Issue Id:
Monthly Data File
Name:
SAS5WMC1
SAS5WMC1_200512_3.ZIP
Closing Date:
First Payment Date:
Rated Final Payment: Date:
11-Mar-05
25-Mar-05
25-Jan-35
Parties to The Transaction
Depositor: Structured Asset Securities Corporation
Underwriter: Lehman Brothers Inc.
Master Servicer: Aurora Loan Services LLC
Rating Agency: Standard & Poor's/Moody's Investors Service, Inc.
800.246.5761
LaSalle Factor Line
LaSalle Web Site
Servicer Web Site
www.alservices.com
www.etrustee.net

22-Dec-2005 - 09:08 (U326-U341) (c) 2005 LaSalle Bank N.A.

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
6.563510%
4.193750%
4.378750%
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
23-Dec-05
Structured Asset Securities Corporation
Mortgage Pass-Through Certificates
Series 2005-WMC1
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
326
Distribution
Statement Date:
ABN AMRO Acct: 722446.3
406.446735641
69.332008405
0.000000000
337.114727237
1.544045991
4.4587500000%
0.00
0.00
0.000000000
4.2737500000%
0.000000000
86359B6D8
A1
165,858,000.00
11,499,268.25
0.00
55,913,174.43
256,092.38
67,412,442.68
1000.000000000
0.000000000
0.000000000
1000.000000000
3.896666667
4.5687500000%
0.00
0.00
0.000000000
4.3837500000%
0.000000000
86359B6E6
A2
77,442,000.00
0.00
0.00
77,442,000.00
301,765.66
77,442,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.012222140
4.6987500000%
0.00
0.00
0.000000000
4.5137500000%
0.000000000
86359B6F3
A3
27,100,000.00
0.00
0.00
27,100,000.00
108,731.22
27,100,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.110000000
4.8087500000%
0.00
0.00
0.000000000
4.6237500000%
0.000000000
86359B6G1
M1
22,449,000.00
0.00
0.00
22,449,000.00
92,265.39
22,449,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.350000000
5.0787500000%
0.00
0.00
0.000000000
4.8937500000%
0.000000000
86359B6H9
M2
18,094,000.00
0.00
0.00
18,094,000.00
78,708.90
18,094,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.456665930
5.1987500000%
0.00
0.00
0.000000000
5.0137500000%
0.000000000
86359B6J5
M3
4,523,000.00
0.00
0.00
4,523,000.00
20,157.50
4,523,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.927777388
5.7287500000%
0.00
0.00
0.000000000
5.5193123633%
0.000000000
86359B6K2
M4
8,544,000.00
0.00
0.00
8,544,000.00
42,102.93
8,544,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
5.505556158
6.3787500000%
0.00
0.00
0.000000000
5.5193123633%
0.000000000
86359B6L0
M5
3,686,000.00
0.00
0.00
3,686,000.00
20,293.48
3,686,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
5.950000000
6.8787500000%
0.00
0.00
0.000000000
5.5193123633%
0.000000000
86359B6M8
M6
5,696,000.00
0.00
0.00
5,696,000.00
33,891.20
5,696,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
5.950000000
6.8787500000%
0.00
0.00
0.000000000
5.5193123633%
0.000000000
86359B6N6/U85985UA2
B
1,675,000.00
0.00
0.00
1,675,000.00
9,966.25
1,675,000.00
713.467461029
0.000000000
0.000000000
679.476200763
0.627947038
0.00
0.00
0.000000000
1.0990780603%
0.000000000
N
9ABSU337
X
335,067,031.67
0.00
0.00
227,670,073.68
210,404.35
239,059,424.36
1000.000000000
0.000000000
0.000000000
1000.000000000
1841361.800000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSU338
P
100.00
0.00
0.00
100.00
184,136.18
100.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSU341
R
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
0.00
335,067,100.00
236,621,542.68
12,857,783.69
Total
225,122,274.43
11,499,268.25
0.00
1,358,515.44
22-Dec-2005 - 09:08 (U326-U341) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
23-Dec-05
Mortgage Pass-Through Certificates
Series 2005-WMC1
ABN AMRO Acct: 722446.3
Statement Date:
Cash Reconciliation Summary
Overcollateralization Deficiency
Overcollateralization Amount
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
1,155,739.71
0.00
0.00
Less Other Adjustment
0.00
Total
Unscheduled Interest:
Prepayment Penalties
184,136.18
Yield Maintenance Penalties
0.00
Other Interest Proceeds
881.00
Total
185,017.18
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
PMI Amounts
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Credit Risk Manager's Fees
Misc. Fees
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
Overcollateralization Summary
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
)
(61,961.02
0.00
0.00
0.00
)
(35,110.48
0.00
0.00
0.00
0.00
38,574.87
8,845.36
47,420.23
6,284.67
10,879,828.13
389,357.56
0.00
0.00
11,275,470.36
11,322,890.59
12,680,746.56
12,680,746.56
239,059,424.36
1,061
47,420.23
10,886,112.80
50
0.00
455,817.65
2
0.00
0
227,670,073.68
1,009
23,859.95
340,223.93
8,845.36
147,242.86
25,813.50
418,263.48
33,072.28
0.00
0.00
4,574.79
37,647.07
0.00
0.00
0.00
0.00
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)
)
(33,072.28
1,357,855.97
Interest Not Advanced (
Current Period
)
0.00
147,242.86
Less Non Recovered
)
(69,203.30
)
(6,891.81
0.00
0.00
2,547,899.25
1,816,816.31
Other Principal Information
Principal Remittance Amount
Overcollateralization Release Amount
11,322,890.59
0.00
11,322,890.59
Principal Distribution Amount
)
(35,110.48
1,302,982.56
1,357,855.97

22-Dec-2005 - 09:08 (U326-U341) (c) 2005 LaSalle Bank N.A.

Structured Asset Securities Corporation
Class
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
23-Dec-05
Mortgage Pass-Through Certificates
Series 2005-WMC1
ABN AMRO Acct: 722446.3
Bond Interest Reconciliation
Additions
Accrual
Method Days
Statement Date:
Accrued
Certificate
Interest
Prior
Int Carry-Fwd
Shortfall
Prior
Shortfall
Reimbursement
Other
Interest
Proceeds
Other
Interest
Losses
Current
Int Carry-Fwd
Shortfall
Remaining
Int Carry-Fwd
Shortfall
Net Cap Rate
in Effect
Y/N
Distributable
Certificate
Interest
Interest
Payment
Amount
Deductions
Outstanding
Deposits from YM
Agreement
Remaining Basis Risk
Carry-Fwd Shortfall
Current Basis Risk
Carry-Fwd Shortfall
0.00
32
256,092.38
256,092.38
Act/360
0.00
256,092.38
0.00
0.00
0.00
0.00
No
A1
0.00
0.00
0.00
0.00
32
301,765.66
301,765.66
Act/360
0.00
301,765.66
0.00
0.00
0.00
0.00
No
A2
0.00
0.00
0.00
0.00
32
108,731.22
108,731.22
Act/360
0.00
108,731.22
0.00
0.00
0.00
0.00
No
A3
0.00
0.00
0.00
0.00
32
92,265.39
92,265.39
Act/360
0.00
92,265.39
0.00
0.00
0.00
0.00
No
M1
0.00
0.00
0.00
0.00
32
78,708.90
78,708.90
Act/360
0.00
78,708.90
0.00
0.00
0.00
0.00
No
M2
0.00
0.00
0.00
0.00
32
20,157.50
20,157.50
Act/360
0.00
20,157.50
0.00
0.00
0.00
0.00
No
M3
0.00
0.00
0.00
0.00
32
42,102.94
42,102.93
Act/360
0.00
41,917.34
0.00
0.00
0.00
0.00
Yes
M4
185.60
0.00
0.00
0.00
32
20,293.48
20,293.48
Act/360
0.00
18,083.72
0.00
0.00
0.00
0.00
Yes
M5
2,209.76
0.00
0.00
0.00
32
33,891.20
33,891.20
Act/360
0.00
27,944.89
0.00
0.00
0.00
0.00
Yes
M6
5,946.31
0.00
0.00
0.00
32
9,966.25
9,966.25
Act/360
0.00
8,217.64
0.00
0.00
0.00
0.00
Yes
B
1,748.61
0.00
0.00
0.00
30
2,535,732.81
210,404.35
30/360
2,316,778.67
218,954.14
0.00
0.00
0.00
2,316,778.67
No
X
0.00
0.00
0.00
0.00
30
184,136.18
184,136.18
0.00
0.00
0.00
0.00
0.00
0.00
No
P
0.00
0.00
0.00
0.00
10,090.28
2,316,778.67
1,172,838.78
3,683,843.91
1,358,515.44
0.00
0.00
0.00
2,316,778.67
0.00
0.00
(2) Interest Carry-Forward Shortfall is unpaid interest with interest thereon
(3) Basis Risk Carry-Forward Shortfall - difference between LIBOR plus margin and the Net Rate Cap.
22-Dec-2005 - 09:08 (U326-U341) (c) 2005 LaSalle Bank N.A.

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable Interest.

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
23-Dec-05
Mortgage Pass-Through Certificates
Series 2005-WMC1
ABN AMRO Acct: 722446.3
Bond Principal Reconciliation
Credit Support
Original
Current(4)
Statement Date:
Beginning
Class Balance
Unscheduled
Principal
Payment
Extra
Principal
Payment Amt
Prior
Loss
Reimburs.
Rated
Final
Maturity
Class
Current
Losses
Original
Class Balance
Scheduled
Principal
Payment
Ending
Class Balance
Cumulative
Losses
Interest on
Losses
Additions
Losses
5.00
1.00
A1
NA
NA
1/25/2035
55,913,174.43
0.00
0.00
67,412,442.68
165,858,000.00
11,322,890.59
0.00
0.00
176,377.66
0.00
A2
NA
NA
1/25/2035
77,442,000.00
0.00
0.00
77,442,000.00
77,442,000.00
0.00
0.00
0.00
0.00
0.00
A3
NA
NA
1/25/2035
27,100,000.00
0.00
0.00
27,100,000.00
27,100,000.00
0.00
0.00
0.00
0.00
0.00
M1
NA
NA
1/25/2035
22,449,000.00
0.00
0.00
22,449,000.00
22,449,000.00
0.00
0.00
0.00
0.00
0.00
M2
NA
NA
1/25/2035
18,094,000.00
0.00
0.00
18,094,000.00
18,094,000.00
0.00
0.00
0.00
0.00
0.00
M3
NA
NA
1/25/2035
4,523,000.00
0.00
0.00
4,523,000.00
4,523,000.00
0.00
0.00
0.00
0.00
0.00
M4
NA
NA
1/25/2035
8,544,000.00
0.00
0.00
8,544,000.00
8,544,000.00
0.00
0.00
0.00
0.00
0.00
M5
NA
NA
1/25/2035
3,686,000.00
0.00
0.00
3,686,000.00
3,686,000.00
0.00
0.00
0.00
0.00
0.00
M6
NA
NA
1/25/2035
5,696,000.00
0.00
0.00
5,696,000.00
5,696,000.00
0.00
0.00
0.00
0.00
0.00
B
NA
NA
1/25/2035
1,675,000.00
0.00
0.00
1,675,000.00
1,675,000.00
0.00
0.00
0.00
0.00
0.00
X
NA
NA
1/25/2035
227,670,073.68
0.00
0.00
239,059,424.36
335,067,031.67
0.00
0.00
0.00
0.00
0.00
P
NA
NA
1/25/2035
100.00
0.00
0.00
100.00
100.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
11,322,890.59
0.00
0.00
176,377.66
335,067,100.00
225,122,274.43
236,621,542.68
22-Dec-2005 - 09:08 (U326-U341) (c) 2005 LaSalle Bank N.A.

(1) Extra Principal Amounts: the lessor of (i) the excess, if any, of the overcollateralization Target Amount over the Overcollateralization Amount.

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
23-Dec-05
Mortgage Pass-Through Certificates
Series 2005-WMC1
ABN AMRO Acct: 722446.3
Interest Adjustments Summary
Statement Date
0.00
0.00
0.00
0.00
Special Servicing Fees
Workout Fees
Liquidation Fees
Legal Fees
0.00
0.00
Misc. Fees & Expenses Paid by/to Servicer
Interest Paid to Servicer on Outstanding Advances
0.00
0.00
ASER Interest Advance Reduction
Interest Not Advanced (Current Period)
Recoup of Prior Advances by Servicer
0.00
0.00
Servicing Fees Paid Servicer on Loans Not Advanced
Misc. Fees & Expenses Paid by Trust
0.00
0.00
0.00
Shortfall Due to Rate Modification
Total Shortfall Allocated to the Bonds
Total Interest Adjustment to the Bonds
0.00
Shortfall Allocated to the Bonds:
Excess Allocated to the Bonds:
Other Interest Proceeds Due the Bonds
Yield Maintenance Penalties Due the Bonds
Prepayment Penalties Due the Bonds
Recovered ASER Interest Due the Bonds
Recovered Interest Due the Bonds
Less Total Shortfall Allocated to the Bonds
Total Excess Allocated to the Bonds
185,017.18
185,017.18
Total Excess Allocated to the Bonds
185,017.18
0.00
Aggregate Interest Adjustment Allocated to the Bonds
0.00
184,136.18
0.00
0.00
Prepayment Interest Excess Due the Bonds
0.00
ARD Excess Interest
0.00
0.00
881.00
Net Prepayment Int. Shortfalls Allocated to the Bonds
Other Interest Loss
Interest Income
0.00

22-Dec-2005 - 09:08 (U326-U341) (c) 2005 LaSalle Bank N.A.

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
23-Dec-05
Mortgage Pass-Through Certificates
Series 2005-WMC1
ABN AMRO Acct: 722446.3
SWAP Payments
Statement Date:
Net Swap payment payable to the Swap Counterparty
Swap Termination payment payable to the Swap Counterparty
177,037.14
0.00
0.00
0.00
Net Swap payment payable to the Supplemental Interest Trust
Swap Termination payment payable to the Supplemental Interest Trust

22-Dec-2005 - 09:08 (U326-U341) (c) 2005 LaSalle Bank N.A.

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
23-Dec-05
Mortgage Pass-Through Certificates
Series 2005-WMC1
ABN AMRO Acct: 722446.3
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
# Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
1.68%
1.72%
1.78%
1.94%
15
1.49%
1,932,195
0.85%
1.59%
1.40%
0.40%
0.45%
27-Dec-05
17
3,911,540
18
4,426,532
16
3,187,288
4
1,030,420
939
213,182,099
93.06%
93.64%
2.36%
1.62%
1.51%
1.15%
10
0.94%
1,884,598
0.79%
0.94%
0.72%
0.47%
0.60%
25-Nov-05
25
3,873,118
16
2,743,856
10
1,725,843
5
1,430,425
995
227,401,585
93.78%
95.12%
2.33%
1.78%
0.99%
0.65%
11
0.99%
1,849,876
0.74%
0.63%
0.71%
0.27%
0.45%
25-Oct-05
26
4,450,508
11
1,618,462
7
1,775,193
3
1,115,200
1,056
239,424,018
94.79%
95.68%
1.70%
2.08%
0.60%
0.52%
8
0.68%
613,318
0.23%
0.94%
1.38%
0.09%
0.22%
26-Sep-05
20
5,500,470
7
1,368,185
11
3,632,279
1
590,095
1,127
252,419,958
96.00%
95.57%
1.53%
1.34%
0.97%
0.69%
7
0.56%
824,070
0.30%
0.65%
1.27%
0.00%
0.00%
25-Aug-05
19
3,727,414
12
1,908,307
8
3,544,512
0
0
1,193
268,424,631
96.29%
96.41%
1.86%
1.61%
0.23%
0.24%
6
0.47%
795,246
0.28%
0.47%
0.99%
0.00%
0.00%
25-Jul-05
24
4,625,725
3
678,929
6
2,856,467
0
0
1,249
278,352,994
96.97%
96.88%
1.49%
1.55%
0.67%
0.83%
2
0.15%
722,355
0.24%
0.22%
0.34%
0.00%
0.00%
27-Jun-05
20
4,674,994
9
2,506,136
3
1,035,900
0
0
1,309
292,091,652
97.47%
97.03%
1.31%
1.47%
0.07%
0.05%
1
0.07%
290,566
0.09%
0.29%
0.45%
0.00%
0.00%
25-May-05
18
4,528,516
1
145,733
4
1,380,563
0
0
1,347
301,843,231
98.25%
97.94%
0.21%
0.13%
0.07%
0.09%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Apr-05
3
405,759
1
290,773
0
0
0
0
1,409
318,460,238
99.72%
99.78%
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Mar-05
0
0
0
0
0
0
0
0
1,443
326,095,563
100.00%
100.00%

22-Dec-2005 - 09:08 (U326-U341) (c) 2005 LaSalle Bank N.A.

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
23-Dec-05
Mortgage Pass-Through Certificates
Series 2005-WMC1
ABN AMRO Acct: 722446.3
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
27-Dec-05
0
0
0
0
0
0
1
149,116
16
3,187,288
536,396
2
0.00%
0.00%
0.00%
0.00%
1.59%
1.40%
0.00%
0.00% 0.10%
0.07% 0.20%
0.24%
0.00%
0.00%
0.69%
0.38%
0
0
7
870,654
588,064
0
0
0
0
3
442,356
0.10%
0.00%
0.00%
0.30%
0.26%
0.00%
0.00%
0.19%
1
25-Nov-05
0
0
0
0
1
149,183
0
0
10
1,725,843
536,540
2
0.00%
0.00%
0.00%
0.00%
0.94%
0.72%
0.09%
0.06% 0.00%
0.00% 0.19%
0.22%
0.00%
0.00%
0.75%
0.46%
0
0
8
1,103,514
588,744
0
0
0
0
4
841,681
0.09%
0.00%
0.00%
0.38%
0.25%
0.00%
0.00%
0.35%
1
25-Oct-05
0
0
0
0
0
0
0
0
7
1,775,193
36,682
1
0.00%
0.00%
0.00%
0.00%
0.63%
0.71%
0.00%
0.00% 0.00%
0.00% 0.09%
0.01%
0.00%
0.00%
0.18%
0.18%
0
0
2
452,750
589,421
0
0
0
0
2
525,779
0.09%
0.00%
0.00%
0.18%
0.24%
0.00%
0.00%
0.21%
1
26-Sep-05
0
0
1
289,723
0
0
1
182,213
10
3,342,557
36,824
1
0.00%
0.00%
0.09%
0.11%
0.85%
1.27%
0.00%
0.00% 0.09%
0.07% 0.09%
0.01%
0.00%
0.00%
0.09%
0.09%
0
0
1
232,750
0
0
0
0
0
1
590,095
0.00%
0.00%
0.00%
0.09%
0.00%
0.00%
0.00%
0.22%
0
25-Aug-05
0
0
0
0
1
182,394
0
0
8
3,544,512
0
0
0.00%
0.00%
0.00%
0.00%
0.65%
1.27%
0.08%
0.07% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.08%
0.08%
0
0
1
232,750
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Jul-05
0
0
0
0
0
0
0
0
6
2,856,467
0
0
0.00%
0.00%
0.00%
0.00%
0.47%
0.99%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
27-Jun-05
0
0
3
1,035,900
0
0
0
0
0
0
0
0
0.00%
0.00%
0.22%
0.34%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-May-05
4
1,380,563
0
0
0
0
0
0
0
0
0
0
0.29%
0.45%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Apr-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.14%
0.16%
0
0
2
524,744
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Mar-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.14%
0.16%
0
0
2
524,788
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

22-Dec-2005 - 09:08 (U326-U341) (c) 2005 LaSalle Bank N.A.

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
23-Dec-05
Mortgage Pass-Through Certificates
Series 2005-WMC1
ABN AMRO Acct: 722446.3
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
27-Dec-05
1,009
68.50%
227,670,074
67.95%
4.71%
4.55%
2
0.19%
66,460
0.03%
326
6.56%
5.89%
50
10,879,828
0.00
0.00
0.00
389,357.56
25-Nov-05
1,061
72.03%
239,059,424
71.35%
4.67%
4.27%
1
0.09%
2,522
0.00%
327
6.58%
5.91%
52
10,687,444
0.00
0.00
0.00
417,478.15
25-Oct-05
1,114
75.63%
250,233,257
74.68%
5.11%
5.24%
0
0.00%
0
0.00%
327
6.60%
5.93%
60
13,828,981
0.00
0.00
0.00
0.00
26-Sep-05
1,174
79.70%
264,124,306
78.83%
5.25%
5.11%
0
0.00%
0
0.00%
329
6.62%
5.94%
65
14,238,649
0.00
0.00
0.00
0.00
25-Aug-05
1,239
84.11%
278,428,933
83.10%
3.80%
3.07%
0
0.00%
0
0.00%
329
6.63%
5.95%
49
8,816,332
0.00
0.00
0.00
0.00
25-Jul-05
1,288
87.44%
287,309,361
85.75%
3.95%
4.29%
2
0.15%
201,982
0.07%
330
6.64%
5.96%
53
12,915,891
0.00
0.00
0.00
535,275.50
27-Jun-05
1,343
91.17%
301,031,038
89.84%
2.04%
2.30%
0
0.00%
0
0.00%
331
6.65%
5.97%
28
7,089,068
0.00
0.00
0.00
0.00
25-May-05
1,371
93.08%
308,188,608
91.98%
2.97%
3.40%
0
0.00%
0
0.00%
332
6.65%
5.97%
42
10,853,125
0.00
0.00
0.00
0.00
25-Apr-05
1,413
95.93%
319,156,770
95.25%
2.08%
2.10%
0
0.00%
0
0.00%
333
6.66%
5.98%
30
6,861,560
0.00
0.00
0.00
0.00
25-Mar-05
1,443
97.96%
326,095,563
97.32%
2.04%
2.65%
0
0.00%
0
0.00%
334
6.68%
6.00%
30
8,867,541
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

22-Dec-2005 - 09:08 (U326-U341) (c) 2005 LaSalle Bank N.A.

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
23-Dec-05
Mortgage Pass-Through Certificates
Series 2005-WMC1
ABN AMRO Acct: 722446.3
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Statement Date:
200512
56,617.65
56,617.65
0.00
)
(5,366.12
61,983.77
100.00%
-9.48%
Not Avail.
285,000.00
113795934
200512
399,200.00
399,200.00
0.00
394,723.68
4,476.32
100.00%
98.88%
Not Avail.
499,000.00
113799647
200511
420,000.00
420,000.00
0.00
417,478.15
2,521.85
100.00%
99.40%
Not Avail.
525,000.00
113799217
200507
158,705.99
0.00
0.00
)
(6,571.97
165,277.96
0.00%
-4.14%
Not Avail.
799,000.00
113722755
200507
578,551.09
0.00
0.00
541,847.47
36,703.62
0.00%
93.66%
Not Avail.
650,000.00
114046345
1,613,074.73
875,817.65
0.00
1,342,111.21
270,963.52
455,817.65
66,460.09
389,357.56
0.00
455,817.65
Current Total
Cumulative
22-Dec-2005 - 09:08 (U326-U341) (c) 2005 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..

Structured Asset Securities Corporation
Substitution Detail History
ABN AMRO Acct: 722446.3
Series 2005-WMC1
Mortgage Pass-Through Certificates
23-Dec-05
25-Jan-06
25-Nov-05
27-Dec-05
27-Dec-05
Record Date:
Next Payment:
Prior Payment:
Payment Date:
Statement Date:
Property ID
Deleted Loan
Qualified Substitute
Scheduled Prin Bal
Per Section 7.01(a)(i) of the Property Management and Lease Servicing Agreement, aggregate Appraised Value of the Qualified Substitute Mortgaged Properties acquired by the Issuer since the Closing Date in connection with the substitution or exchange pursuant to Section 7.01 is not to exceed 25% of the aggregate Initial Appraised Value of the Mortgaged Properties.
(A)
22-Dec-2005 - 09:08 (U326-U341) (c) 2005 LaSalle Bank N.A.

Original Property